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                                                            Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
V.I. Technologies, Inc.

We consent to the use of our report dated January 15, 1999, incorporated herein by reference.


                                                            /s/ KPMG LLP

                                                            KPMG LLP

Melville, New York
September 20, 1999